Exhibit 32.0

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 16, 2004

/s/ Donald C. Scott
Donald C. Scott Chief Executive Officer
/s/ Jerry M. Sintes
Jerry M. Sintes Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to GS Financial Corp. and will be retained by GS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.